                                                                   Exhibit 99.19

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Julie Allecta, Esq., William J. Baltrus, Gerald J. Holland,
Carolyn F. Mead, Esq. and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S.
Securities and Exchange Commission any amendment to the registration statement of The Bjurman Funds (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of November, 1997.

                                                      /s/William Wallace
                                                         Trustee


                                ACKNOWLEDGMENT

State of California                         )
                                            ) ss:
County of Los Angeles                       )

The foregoing instrument was acknowledged before me this 10th day of November, 1997, by William Wallace, Trustee, of The Bjurman Funds.


S. M. Schommer
Notary Public

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Julie Allecta, Esq., William J. Baltrus, Gerald J. Holland,
Carolyn F. Mead, Esq. and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S.
Securities and Exchange Commission any amendment to the registration statement of The Bjurman Funds (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of November, 1997.

                                                      /s/Joseph E. Maiolo
                                                         Trustee


                                ACKNOWLEDGMENT

State of California                         )
                                            ) ss:
County of Los Angeles                       )

The foregoing instrument was acknowledged before me this 10th day of November, 1997, by Joseph E. Maiolo, Trustee, of The Bjurman Funds.


S. M. Schommer
Notary Public

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Julie Allecta, Esq., William J. Baltrus, Gerald J. Holland,
Carolyn F. Mead, Esq. and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S.
Securities and Exchange Commission any amendment to the registration statement of The Bjurman Funds (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of November, 1997.

                                                      /s/Donald Hudson, Jr.
                                                         Trustee


                                ACKNOWLEDGMENT

State of California                         )
                                            ) ss:
County of Los Angeles                       )

The foregoing instrument was acknowledged before me this 10th day of November, 1997, by Donald Hudson, Jr., Trustee, of The Bjurman Funds.


S. M. Schommer
Notary Public

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Julie Allecta, Esq., William J. Baltrus, Gerald J. Holland,
Carolyn F. Mead, Esq. and Joseph M. O'Donnell, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S.
Securities and Exchange Commission any amendment to the registration statement of The Bjurman Funds (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of November, 1997.

                                                      /s/G. Andrew Bjurman
                                                         Co-President


                                ACKNOWLEDGMENT

State of California                         )
                                            ) ss:
County of Los Angeles                       )

The foregoing instrument was acknowledged before me this 10th day of November, 1997, by G. Andrew Bjurman, Co-President, of The Bjurman Funds.


S. M. Schommer
Notary Public